Exhibit 10.1
Execution Copy

AMENDMENT, AGREEMENT AND WAIVER

AMENDMENT, AGREEMENT AND WAIVER dated as of August 7, 2008 (this “Amendment”), in respect of the Credit Agreement, dated as of March 17, 2006 (as previously amended, restated, supplemented or otherwise modified and in effect from time to time, the “Existing Credit Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement), by and among AHR CAPITAL BOFA LIMITED (“AHR”) as a borrower, each of the borrowers from time to time party thereto (together with AHR, collectively, the “Borrowers”), ANTHRACITE CAPITAL, INC. (“Anthracite”, and together with the AHR and the other Borrowers, collectively, the “Anthracite CA Parties”) as borrower agent (in such capacity, the “Borrower Agent”) and BANK OF AMERICA, N.A. (“BANA”) as lender (in such capacity, the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

RECITALS

WHEREAS, the Anthracite CA Parties and the Lender are parties to the Credit Agreement;

WHEREAS, as a condition to the Credit Agreement, Anthracite has executed that certain Parent Guaranty, dated as of July 17, 2006 (the “Guaranty”), made by Anthracite in favor of the Lender.

WHEREAS, pursuant to that certain Borrowing Base Deficiency Event Notice, dated as of July 29, 2008 (the “July Borrowing Base Deficiency Event Notice”), the Lender has (i) notified the Anthracite CA Parties that a Borrowing Base Deficiency Event has occurred (the “July Borrowing Base Deficiency Event”) and (ii) requested that the Borrowers make a payment to the Lender in accordance with the Additional Terms Schedule attached hereto as Schedule 1 (the “Additional Terms Schedule”);

WHEREAS, the Lender has agreed, subject to the terms hereof, to allow the Borrowers to pay outstanding amounts due to the occurrence of the July Borrowing Base Deficiency Event pursuant to a schedule of payments;

WHEREAS, Anthracite Capital BOA Funding LLC (“Anthracite Funding”), a wholly-owned subsidiary of Anthracite, is party to that certain Master Repurchase Agreement, dated as of July 20, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Anthracite Funding as seller (the “Seller”), BANA, as buyer agent (in such capacity, the “Buyer Agent’) and buyer, and Bank of America Mortgage Capital Corporation as buyer (“BAMCC”, together with BANA, collectively, the “Buyers”; the Buyers, the Buyer Agent and the Lender, collectively, the “BOA Parties”);

WHEREAS, pursuant to that certain Portfolio Margin Deficit Notice, dated as of July 29, 2008 (the “July Portfolio Margin Deficit Notice”), the Buyer Agent has (i) notified the Seller that a Portfolio Margin Deficit (as defined in the Repurchase Agreement) exists (the “July Portfolio Margin Deficit”) and (ii) requested that the Seller make a payment to the Buyer Agent, for the benefit of the Buyers in accordance with the Additional Terms Schedule;

WHEREAS, the Buyer Agent and the Sellers have agreed, subject to the terms of the Repo Amendment (as defined below), that the Seller will pay the remaining balance of the July Portfolio Margin Deficit pursuant to a schedule of payments;

WHEREAS, simultaneously with this Amendment, the Seller, the Buyers and the Buyer Agent shall execute an amendment to the Repurchase Agreement (the “Repo Amendment”);

WHEREAS, the Anthracite CA Parties have agreed to amend and restate the Collateral Documents to grant, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of (i) the Seller’s obligations under the Repurchase Agreement, including, without limitation, the Seller’s obligations to make the Repo Deferred Payments (as defined in the Repo Amendment), and (ii) Borrowers’ obligations under the Credit Agreement, including without limitation, the Borrowers’ obligation to make the CA Deferred Payment (as defined below), a security interest in the Collateral;

WHEREAS, Anthracite Funding has agreed to grant, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, a security interest in the Collateral (as defined in the Affiliate Security Agreement); and

WHEREAS, the Anthracite CA Parties and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Credit Agreement shall be amended as set forth below.

NOW THEREFORE, the Anthracite CA Parties and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and substituting in lieu thereof the following new definition:

““Termination Date” shall mean September 18, 2010.”

(b) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

““Additional Terms Schedule” means the Additional Terms Schedule, attached as Schedule 1 to the Amendment, Agreement and Waiver, as the same may be modified from time to time.

“Amendment, Agreement and Waiver” shall mean that certain Amendment, Agreement and Waiver, dated as of August 7, 2008, by and among the Borrowers, the Borrower Agent and the Lender.

“Buyer Agent” shall mean Bank of America, N.A.

“CA Deferred Payment” shall have the meaning specified therefor in the Amendment, Agreement and Waiver.

“Repo Deferred Payments” shall mean the term “Repo Deferred Payments” as defined in the Repurchase Agreement.

“Repo Obligations” means Seller’s obligations: (a) to fully and promptly pay all sums owed under the Repurchase Documents (as defined in the Repurchase Agreement), including, without limitation, the Repo Deferred Payments, at the times and according to the terms required by the Repurchase Documents, without regard to any modification, suspension, or limitation of such terms not agreed to by the Buyer Agent, such as a modification, suspension, or limitation arising in or pursuant to any Insolvency Proceeding (as defined in the Repurchase Agreement) affecting Seller (even if any such modification, suspension, or limitation causes Seller’s obligation to become discharged or unenforceable and even if such modification was made with the Buyer Agent’s consent or agreement); and (b) to perform all other obligations contained in the Repurchase Documents, whether monetary or nonmonetary, when and as required by the Repurchase Documents, including all obligations of Seller relating to the Repurchase Transactions under the Repurchase Documents.

“Repurchase Agreement” shall mean that certain Master Repurchase Agreement, dated as of July 20, 2007, by and among Seller, Bank of America, N.A., as buyer, Bank of America Mortgage Capital Corporation as buyer and the Buyer Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Repurchase Price” shall mean the term “Repurchase Price” as defined in the Repurchase Agreement.

“Seller” means Anthracite Capital BOFA Funding LLC.”

(c) Section 2.06 of the Existing Credit Agreement is hereby amended by inserting the following new subsections in proper alphabetical order:

“(f) Notwithstanding anything contained herein to the contrary, and in addition to any other amounts due and payable from time to time under the Credit Agreement and the other Loan Documents, the Borrowers shall pay to the Lender the principal amount of the Loans in consecutive monthly installments pursuant to the terms of the Additional Terms Schedule.”

(d) Section 2.07 of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

“2.07 Reserved.”

(e) Section 7(k)(i) of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

“(i) defaulted or failed to perform under (A) any BOA Indebtedness or (B) any note, indenture, loan agreement, guaranty, swap agreement or any other contract, agreement or transaction to which it is a party, which default (1) involves the failure to pay matured obligations or (2) permits the acceleration of the maturity of the obligations by any other party to, or beneficiary of, such note, indenture, loan agreement, guaranty, swap agreement or other contract agreement or transaction,”

SECTION 2. Waiver. The Lender and the Anthracite CA Parties hereby waive the notice requirements of Section 2.07 of the Existing Credit Agreement with respect to extending the Termination Date.

SECTION 3. CA Deferred Payment. The Borrowers hereby agree to make an additional payment to the Lender as per the Additional Terms Schedule.

SECTION 4. Guarantor Affirmation. For the avoidance of doubt, the Guarantor hereby agrees and confirms that the CA Deferred Payment constitutes a “Guaranteed Obligation” (as such term is defined in the Guaranty).

SECTION 5. Further Assurances. The Anthracite CA Parties hereby agree to execute and deliver, or cause to be executed and delivered, from time to time, such additional instruments, certificates or documents, and take such actions as the Lender may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment, the Credit Agreement, the other Loan Documents, the Repurchase Agreement and the other Transaction Documents (as defined in the Repurchase Agreement), or of more fully perfecting or renewing the rights of the BOA Parties with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by an Anthracite CA Party which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by a BOA Party of any power, right, privilege or remedy pursuant to this Amendment, the Credit Agreement, the other Loan Documents, the Repurchase Agreement and the other Transaction Documents (as defined in the Repurchase Agreement) which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Anthracite CA Parties will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the applicable BOA Party may be required to obtain from the Anthracite CA Parties for such governmental consent, approval, recording, qualification or authorization.

SECTION 6. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Lender shall have received:

(a)  this Amendment, executed and delivered by a duly authorized officer of the Anthracite CA Parties;

(b) the Amended and Restated Parent Pledge Agreement, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(c)  the Amended and Restated Borrower Security Agreement, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion, in form and substance acceptable to the Lender in its sole discretion;

(d) the Supplemental UK Deed of Charge, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion, in form and substance acceptable to the Lender in its sole discretion;

(e) the Amended and Restated Irish Share Charge, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion, in form and substance acceptable to the Lender in its sole discretion;

(f) the Amended and Restated Irish Debenture, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion, in form and substance acceptable to the Lender in its sole discretion;

(g) the Amended and Restated Parent Guaranty, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(h) the Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(i) the Amended and Restated Custodial and Payment Application Agreement, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(j) the Affiliate Security Agreement, dated as of the date hereof (the “Affiliate Security Agreement”), duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(k) the Additional Security Agreement (Germany), dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(l) the Repo Amendment, dated as of the date hereof, duly executed by the parties thereto, and in form and substance acceptable to the Lender in its sole discretion;

(m) a certificate from each Anthracite CA Party, substantially in the form of Exhibit A hereto, dated as of the date hereof, executed and delivered by a duly authorized officer thereof;

(n) legal opinions of US, English and Irish outside counsel to the Anthracite CA Parties and the Seller which shall cover such matters incident to this Amendment and the other documents delivered in connection herewith as the Lender may require;

(o) a non-refundable amendment fee payable by the Borrower Agent to the Lender, in an amount equal to 0.50% (50.00 basis points) of the Maximum Credit; and

(p) such other documents as the Lender may reasonably request.

SECTION 7. Representations and Warranties. On and as of the date first above written, each Anthracite CA Party hereby represents and warrants to the Lender that (a) it is in compliance with all the terms and provisions set forth in the Loan Documents as amended hereby on its part to be observed or performed, (b) no Default or Event of Default has occurred and is continuing, and (c) the representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

SECTION 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 10. Acknowledgment. Each Anthracite CA Party hereby acknowledges that the Lender does not currently intend to extend the Termination Date of the Credit Agreement to a date later than the applicable date provided under this Amendment.

SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

ANTHRACITE CAPITAL, INC.,
a Maryland corporation, as Borrower Agent and Guarantor

By:  /s/ Richard Shea
Name: Richard Shea
Title: President and COO

SIGNED, SEALED AND DELIVERED
by the duly authorised attorney of
AHR CAPITAL BOFA LIMITED, as Borrower,
in the presence of:

By: /s/ Richard Shea
Name: Richard Shea
Title: Director

Signature Page to Amendment, Agreement and Waiver

BANK OF AMERICA N.A., as Lender

By: /s/ Jeffrey B. Hoyle
Name: Jeffrey B. Hoyle
Title: Managing Director

Signature Page to Amendment, Agreement and Waiver

Exhibit A

[Officer’s Certificate]

A-1

Schedule 1

[Additional Terms Schedule]

S1-1